UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2397
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

818-244-8080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 19, 2004, PS Business Parks, Inc., a California corporation (the “Company”), amended its Certificate of Determination of Preferences of 7.000% Cumulative Preferred Stock, Series H (“Preferred Stock”), in order to increase the number of shares of Preferred Stock authorized for issuance thereunder from 6,900 shares to 8,200 shares (the “Amendment of the Certificate of Determination of the Preferred Stock”). The Amendment of the Certificate of Determination of the Preferred Stock will be effective upon its filing with the Secretary of State of the State of California.

Item 8.01. Other Events

On October 18, 2004, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among Credit Suisse First Boston LLC (the “Underwriter”), the Company and PS Business Parks, L.P., a California limited partnership (the “Operating Partnership”), relating to a public offering by the Company of 1,145,000 Depositary Shares (the “Depositary Shares”), each representing one one-thousandth of a share of Preferred Stock. On October 19, 2004, the Company, the Operating Partnership and the Underwriter amended and restated the Underwriting Agreement (as amended and restated, the “Amended and Restated Underwriting Agreement”) to provide for the public offering by the Company of an additional 155,000 Depositary Shares (the 1,300,000 Depositary Shares to be issued in the public offering are collectively referred to as the “Shares”).

The offering of the Shares is being made under a Registration Statement on Form S-3 (No. 333-112969) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on March 5, 2004.

On October 20, 2004, the Company filed a supplement to the prospectus in the Registration Statement, dated October 19, 2004, relating to the issuance and sale of the Shares (the “Prospectus Supplement”).

Upon completion of the offering, the number of shares of Preferred Stock outstanding will increase from 6,900 shares (represented by 6,900,000 Depositary Shares) to 8,200 shares (represented by 8,200,000 Depositary Shares).

This Current Report on Form 8-K is being filed for the purposes of (i) disclosing an amendment to the Certificate of Determination of the Preferred Stock and (ii) filing as exhibits the Amended and Restated Underwriting Agreement, the Deposit Agreement related to the Depositary Shares, the Certificate of Determination of the Preferred Stock, the Amendment of the Certificate of Determination of the Preferred Stock, the form of stock certificate of the Preferred Stock, and an opinion of counsel in connection with the filing of the Prospectus Supplement and the public offering of the Shares.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

(c)	Exhibits

	Exhibit 1.1 -	Amended and Restated Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.000% Cumulative Preferred Stock, Series H.

	Exhibit 3.1 -	Certificate of Determination for the 7.000% Cumulative Preferred Stock, Series H (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K dated January 15, 2004, filed with the Securities and Exchange Commission on January 16, 2004).

	Exhibit 3.2 -	Certificate of Correction of Certificate of Determination of Preferences for the 7.000% Cumulative Preferred Stock, Series H.

	Exhibit 3.3 -	Amendment to Certificate of Determination for the 7.000% Cumulative Preferred Stock, Series H.

	Exhibit 4.1 -	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt) (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated January 15, 2004, filed with the Securities and Exchange Commission on January 16, 2004).

	Exhibit 4.2 -	Specimen stock certificate for the Company’s 7.000% Cumulative Preferred Stock, Series H (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K dated January 15, 2004, filed with the Securities and Exchange Commission on January 16, 2004).

	Exhibit 5.1 -	Opinion of David Goldberg as to the validity of the Depositary Shares.

	Exhibit 23.1 -	Consent of David Goldberg (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

By:	/s/ Edward A. Stokx
Name:	Edward A. Stokx
Title:	Executive Vice President

Date: October 21, 2004

INDEX TO EXHIBITS

Exhibit 1.1 -	Amended and Restated Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.000% Cumulative Preferred Stock.

Exhibit 3.1 -	Certificate of Determination for the 7.000% Cumulative Preferred Stock, Series H (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K dated January 15, 2004, filed with the Securities and Exchange Commission on January 16, 2004).

Exhibit 3.2 -	Certificate of Correction of Certificate of Determination of Preferences for the 7.000% Cumulative Preferred Stock, Series H.

Exhibit 3.3 -	Amendment to Certificate of Determination for the 7.000% Cumulative Preferred Stock, Series H.

Exhibit 4.1 -	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt) (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K dated January 15, 2004, filed with the Securities and Exchange Commission on January 16, 2004).

Exhibit 4.2 -	Specimen stock certificate for the Company’s 7.000% Cumulative Preferred Stock, Series H (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K dated January 15, 2004, filed with the Securities and Exchange Commission on January 16, 2004).

Exhibit 5.1 -	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 23.1 -	Consent of David Goldberg (contained in Exhibit 5.1).